SHAREHOLDERS WISHING TO TENDER THEIR SHARES MAY USE EITHER THIS LETTER OF TRANSMITTAL OR THE BLUE LETTER OF TRANSMITTAL THAT WAS PROVIDED WITH THE OFFER TO PURCHASE. SHAREHOLDERS WHO HAVE PREVIOUSLY VALIDLY TENDERED (AND NOT WITHDRAWN) SHARES USING THE BLUE LETTER OF TRANSMITTAL NEED NOT TAKE ANY FURTHER ACTION IN ORDER TO TENDER SUCH SHARES.

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       of

                            DIGITAL LINK CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 10, 1999

                           AND THE SUPPLEMENT THERETO
                             DATED NOVEMBER 1, 1999

                                       of

                                   DLZ CORP.
--------------------------------------------------------------------------------
     THE OFFER AND WITHDRAWAL RIGHTS HAVE BEEN EXTENDED AND WILL NOW EXPIRE
   AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, NOVEMBER 15, 1999, UNLESS
                         THE OFFER IS EXTENDED FURTHER.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                        HARRIS TRUST COMPANY OF NEW YORK

               BY MAIL:                       BY HAND/OVERNIGHT DELIVERY:
          Wall Street Station                       Receive Window
             P.O. Box 1023                         Wall Street Plaza
     New York, New York 10268-1023            88 Pine Street, 19th Floor
                                               New York, New York 10005

                          BY FACSIMILE TRANSMISSIONS:
                        (for Eligible Institutions only)
                                 (212) 701-7636

                        FOR INFORMATION (CALL COLLECT):
                                 (212) 701-7624

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This revised GREEN Letter of Transmittal or the previously circulated BLUE Letter of Transmittal is to be completed by shareholders of Digital Link Corporation (the "Company") if certificates representing Shares (as defined below) ("Share Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "The Tender Offer--Section 3. Procedure for Tendering Shares" of the Offer to Purchase or Section 2 of the Supplement (as defined below).

    Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "The Tender Offer--Section 3. Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

-----------------------------------------------------------------------
      / /  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY
           TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY
           TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

           Name of Tendering Institution

           Account Number                   Transaction Code Number

      / /  CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE
           OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND
           COMPLETE THE FOLLOWING:

           Name(s) of Registered Holder(s)

           Window Ticket No. (if any)

           Date of Execution of Notice of Guaranteed Delivery

           Name of Institution which Guaranteed Delivery

-----------------------------------------------------------------------

                                        DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
                                                              Share Certificate(s) and Share(s) Tendered
                                                                (Attach additional list, if necessary)
---------------------------------------------------------------------------------------------------------------
                                                                            Total Number of
         Name(s) and Address(es) of Holder(s)                              Shares Evidenced
        (Please fill in, if blank, exactly as           Share Certificate      by Share       Number of Shares
      name(s) appear(s) on Share Certificate(s)            Number(s)*       Certificate(s)        Tendered
---------------------------------------------------------------------------------------------------------------

                                                             --------------------------------------------

                                                             --------------------------------------------

                                                             --------------------------------------------
                                                        Total Shares

---------------------------------------------------------------------------------------------------------------

 * Need not be completed by shareholders delivering Shares by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being rendered hereby. See Instruction 4.

 / /  CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE SECTION 11.

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to DLZ Corp., a California corporation ("Purchaser"), the above-described shares of Common Stock, no par value per share (the "Shares"), of Digital Link Corporation, a California corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Shares at the increased price of $10.85 per Share (the "Offer Price"), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 10, 1999 (the "Offer to Purchase"), as amended and supplemented by the Supplement to the Offer to Purchase dated November 1, 1999 (the "Supplement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Supplement, the Offer to Purchase and the original BLUE Letter of Transmittal, as each may be amended and supplemented from time to time, constitute the "Offer"). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of September 3, 1999 (the "Merger Agreement"), between Purchaser and the Company.

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect thereof on or after September 2, 1999 (a "Distribution") and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and any Distributions) for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned hereby irrevocably appoints designees of Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any Distributions), at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned meeting) or otherwise. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares tendered hereby, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distributions), and no subsequent proxies will be given or written consents executed by the undersigned (and if given or executed, will not be deemed effective).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that the tender of Shares pursuant to any one of the procedures described under the heading "The Tender Offer--Section 3. Procedure for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that no interest will be paid on the Offer Price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

    Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Share Certificates evidencing any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that the boxes entitled

"Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased in the name(s) of, and mail said check and Share Certificates to, the person(s) so indicated. The undersigned acknowledges that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.
  Issue: / / Check / / Share / / Certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________
  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

  / / Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

  Account Number _____________________________________________________________
------------------------------------------------
------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under the undersigned's signature.

  Mail: / / Check / / Share Certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

  ----------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT
                            SHAREHOLDERS: SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

  ____________________________________________________________________________

  ____________________________________________________________________________
                           SIGNATURE(S) OF HOLDER(S)

  Dated: ___________________

      (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on the Share Certificate(s) or on a security position listing or by a person(s) authorized to become the registered holder(s) of such Share Certificate(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

  Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________
                                                           (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  Taxpayer Identification or Social Security No.: ____________________________
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature: ______________________________________________________

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________
                                                           (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  Dated: _____________________________________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Medallion Signature Guarantee Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-5 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), except in cases where Shares are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If Share Certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made, or a Share Certificate is not accepted for payment or not tendered are to be returned to, a person other than the registered holder(s), then the tendered Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Share Certificates, with the signatures on such Share Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "The Tender Offer--Section 3. Procedure for Tendering Shares" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). Shareholders who cannot deliver their Share Certificates and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "The Tender Offer--Section 3. Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the Share Certificates evidencing all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days of the date of execution of such Notice of Guaranteed Delivery, all as provided under the heading "The Tender Offer--Section 3. Procedure for Tendering Shares" of the Offer to Purchase.

    TENDERING SHAREHOLDERS MAY CONTINUE TO USE THE ORIGINAL BLUE LETTER OF TRANSMITTAL AND PINK NOTICE OF GUARANTEED DELIVERY THAT WERE PROVIDED WITH THE OFFER TO PURCHASE. ALTHOUGH THE BLUE LETTER OF TRANSMITTAL INDICATES THAT THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, OCTOBER 15, 1999, SHAREHOLDERS WILL BE ABLE TO TENDER (OR WITHDRAW) THEIR SHARES PURSUANT TO THE OFFER UNTIL 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, NOVEMBER 15, 1999 (OR SUCH LATER DATE TO WHICH THE OFFER MAY BE FURTHER EXTENDED). TENDERING SHAREHOLDERS MAY ALSO USE THIS REVISED GREEN LETTER OF TRANSMITTAL PROVIDED WITH THE SUPPLEMENT.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY, INCLUDING IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a manually signed facsimile thereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS. If fewer than all of the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Share Certificate for the remainder of the Shares represented by the old Share

Certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificate(s) or separate stock powers are required, unless payment of the purchase price is to be made, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

    6. STOCK TRANSFER TAXES. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s) of such Shares, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificate(s) evidencing Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

    8. SUBSTITUTE FORM W-9. The tendering holder of Shares is required to provide the Depositary with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. In the case of any holder who has completed the box entitled "Special Payment Instructions," however, the correct TIN on Substitute Form W-9 should be provided for the recipient of the payment pursuant to such instructions. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder of Shares to a $50 penalty and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

    9. FOREIGN HOLDERS. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at its address on the face of this Letter of Transmittal.

    10. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth on the back cover of the Offer to Purchase. Additional copies of the Offer to Purchase, the Supplement, the revised GREEN Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks and trust companies.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a holder of Shares whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 below. The holder of Shares must also state that (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, the holder of Shares may be subject to a $50 penalty imposed by the Internal Revenue Service and payments made to such holder may be subject to backup withholding.

    Certain holders of Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder of Shares. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to backup withholding rules will be available as a credit against such holder's tax liabilities. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

WHAT NUMBER TO GIVE THE DEPOSITARY

    If the holder of Shares is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering holder of Shares has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I of the Substitute Form W-9 and the Depositary is not provided with a TIN within thirty (30) days, the Depositary may withhold 31% of all payments of the purchase price to such holder until a TIN is provided to the Depositary.

                 PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK

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              SUBSTITUTE                     PART I--Taxpayer Identification              Social Security Number
               FORM W-9                      Number--for all accounts, enter            OR ------------------------
      Department of the Treasury             taxpayer identification number           Employer Identification Number
       Internal Revenue Service              in the box at right. (For most
                                             individuals this is your social
                                             security number. If you do not
                                             have a number, see Obtaining a
                                             Number in the enclosed
                                             GUIDELINES.) Certify by signing
                                             and dating below.

                                             Note: If the account is in more              (If awaiting TIN write
                                             than one name, see chart in the                  "Applied For")
                                             enclosed GUIDELINES to
                                             determine which number to give
                                             the payer
                                             ----------------------------------------------------------------------------
     Payer's Request for Taxpayer            PART II--For Payees exempt from backup withholding, see the enclosed
      Identification Number (TIN)            GUIDELINES and complete as instructed therein.
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 PART III--CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding either because (a) I have not been notified by the Internal Revenue Service
 (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the
 IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
 Guidelines.)

 SIGNATURE
 ------------------------------------------------------------------------------------------------------------------------ DATE
 ------------------------------------------------------------------------------------------------------------------------------
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NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
  OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE
   ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                  SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE
    SPACE PROVIDED IN PART I AND YOU ARE AWAITING (OR WILL SOON APPLY FOR) A
                         TAXPAYER IDENTIFICATION NUMBER

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
 Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute
 Form W-9 (and the fact that I have completed this Certificate of Awaiting
 Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depositary within thirty (30) days, 31% of all reportable payments made to me pursuant to the Offer may be withheld.

 SIGNATURE
 -------------------------------------------------------------- DATE
 ---------------------

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
    Questions and requests for assistance may be directed to the Information
Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, the Supplement, the revised GREEN Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                         Call Toll-Free (800) 322-2885